Semiannual Report

New YorkTax-FreeFunds

August 31, 2001


T. Rowe Price
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Table of Contents
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Highlights                                                          1

Portfolio Managers' Report                                          2

  Economy and Interest Rates                                        2

  Market News                                                       3

  Portfolio Strategy New York Tax-Free Money Fund                   4

  Portfolio Strategy New York Tax-Free Bond Fund                    5

  Outlook                                                           6

Performance Comparison                                              8

Financial Highlights                                                9

Statement of Net Assets

  New York Tax-Free Money Fund                                     11

  New York Tax-Free Bond Fund                                      16

Statement of Operations                                            23

Statement of Changes in Net Assets                                 24

Notes to Financial Statements                                      25



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Highlights
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o    Amid economic weakness and stock market volatility, municipal bonds posted superior returns during the past six months.

o Both funds surpassed the average returns for competitor funds during the 6- and 12-month periods ended August 31, 2001.

o Your funds are well diversified in a manner that moderates exposure to New York City.

o    Municipal bonds should fare well against a backdrop of a weaker economy.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                             6 Months            12 Months

New York Tax-Free Money Fund                          1.33%                3.01%

Lipper New York Tax-Exempt

Money Market Funds Average                            1.22                 2.92



Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                             6 Months            12 Months

New York Tax-Free Bond Fund                           5.11%               10.75%

Lipper New York Municipal
Debt Funds Average                                    4.92                10.29


Price and Yield
--------------------------------------------------------------------------------

                                                  New York             New York
                                                  Tax-Free             Tax-Free
Period Ended 8/31/01                            Money Fund            Bond Fund

Price Per Share                                   $  1.00               $ 11.25

Dividends Per Share

  For 6 months                                       0.013                 0.26

  For 12 months                                      0.030                 0.52

Dividend Yield
(7-Day Compound) *                                    1.83%                --

30-Day Dividend Yield *                               --                   4.61%

30-Day Standardized Yield
to Maturity                                           --                   3.99


* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.


Portfolio Managers' Report
--------------------------------------------------------------------------------

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. Municipal money market yields, which track prevailing short-term interest rates, moved lower.

ECONOMY AND INTEREST RATES

New York Yield Indexes
--------------------------------------------------------------------------------

                  NY Bond Index             NY Money Index

8/31/00           5.59                      4.05
                  5.76                      5.45
                  5.65                      4.35
11/00             5.56                      3.95
                  5.27                      4.65
                  5.21                      3.85
2/01              5.25                      2.95
                  5.20                      3.36
                  5.40                      4.15
5/01              5.28                      2.82
                  5.30                      2.56
                  5.17                      2.52
8/31/01           5.01                      1.87


     News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

     The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate seven times so far in 2001, from 6.5% to 3.5% (and an eighth time to 3.0% after the reporting period). A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

     Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand-municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August-still pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.


The devastating attacks on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound, long-lasting impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by them.

Please check the Outlook section of this letter for our views on how the attacks are likely to affect the municipal bond market.


MARKET NEWS

     With rates falling sharply throughout the muni market, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads-the differences between yields on bonds with particular credit ratings-narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.

     In the wake of the attacks on the World Trade Center, we think it is prudent to discuss how the tragedy may affect your funds.

     The New York Tax-Free Money Fund's holdings are well diversified in terms of issuer, payment guarantor, and geographical location, and its composition minimizes risk exposure to New York City. Specifically, 19% of the fund's holdings are either escrowed to maturity or prerefunded, which means they are backed by U.S. government securities; 22% of the fund's holdings are insured; 25% of the fund's holdings are backed by irrevocable direct-pay letters of credit issued by top-tier financial institutions; 34% of the fund's holdings have access to standby purchase agreements issued by top-tier financial institutions.

     The fund does have exposure to an issuer that was directly affected by the World Trade Center tragedy, the Port Authority of New York and New Jersey. Our position in the Port Authority represented less than 3% of the fund's total holdings, with the total position maturing by December 1, 2001. The Port Authority is a self-supporting government agency that operates transportation facilities, including bridges, airports, and shipping terminals. It also developed the World Trade Center and was a tenant in the complex.

     While the New York Tax-Free Bond Fund has exposure to bonds in New York City and the Port Authority of New York and New Jersey, the fund's overall investments are well diversified. The fund's exposure to the Port Authority is slightly over 5% of the fund's assets, and portions of these holdings are insured by municipal bond insurers. The Port Authority's debt is currently rated A1/AA- (investment grade) by Moody's and Standard & Poor's, and its insured bonds are rated AAA by both agencies. Approximately 4% of the fund's assets are held in prerefunded securities that are backed by U.S. government securities. Approximately 40% of the overall assets are insured.

     Experience shows that investors are best served by a consistent, long-term investment approach. The T. Rowe Price New York tax-free funds are well diversified, and our managers and analysts continue to monitor events and our holdings.


PORTFOLIO STRATEGY

     New York Tax-Free Money Fund

     Performance by the New York Tax-Free Money Fund exceeded its peer group average for both the 6- and 12-month periods ended August 31. The fund returned 1.33% and 3.01%, respectively, versus 1.22% and 2.92% for the Lipper New York Tax-Exempt Money Market Funds Average.

Portfolio Characteristics
--------------------------------------------------------------------------------

                                                   2/28/01              8/31/01

Weighted Average
Maturity (days)                                         42                   61

Weighted Average Quality *                      First Tier           First Tier

* All securities purchased in the money fund are rated in the two highest categories as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/01              8/31/01

Water and Sewer Revenue                                 10%                  14%

Prerefunded Bonds                                       13                   14

Miscellaneous Revenue                                    5                   13

Electric Revenue                                         5                   10

Ground Transportation Revenue                            9                   10


     Against the backdrop of ongoing economic weakness and continued interest rate cuts by the Federal Reserve, municipal money market rates moved lower during the past six months. Yields on one-year maturities, which averaged 4.05% during the prior six-month period, declined over the past six months to 2.45%. National overnight municipal yields, which averaged 3.85% in the prior six months, declined 105 basis points to average 2.80% in the current period (100 basis points equal one percent). Yields on New York securities averaged 15 basis points less than national averages.

     In this environment, the fund's performance advantage relative to its peer group resulted from an investment strategy that overweighted longer-term securities, thereby locking in higher yields for longer periods. The effect of this strategy was to extend the fund's weighted average maturity, which began the period at 42 days, to 61 days compared with a weighted average maturity of 51 days for the peer group. The result was that the fund's yield declined much more slowly than market rates in general, to the benefit of our shareholders.

PORTFOLIO STRATEGY

     New York Tax-Free Bond Fund

     Your fund once again handily outperformed the Lipper peer group average for both the 6- and 12-month periods, with returns of 5.11% and 10.75%, respectively. Dividends per share were at or near where they were last February at $0.26 and $0.53 for both periods. Once again, strong demand for fixed-income products allowed for exceptional returns. Even as new issuance in the municipal bond market saw a marked increase, there was no keeping up with the demand from various investor groups.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                                   2/28/01              8/31/01

Weighted Average
Maturity (years)                                      16.5                 16.9

Weighted Average Effective
Duration (years)                                       6.8                  6.4

Weighted Average Quality *                             AA-                  AA-


* Based on T. Rowe Price research.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/01              8/31/01

Lease Revenue                                           13%                  13%

Dedicated Tax Revenue                                   16                   13

General Obligation - Local                              13                   12

Educational Revenue                                     10                   11

Ground Transportation Revenue                            5                    8


     Our strategy for the period was to maintain the fund's duration in a neutral range. (A fund with a duration of six years would fall or rise about 6% in price in response to a one-percentage-point rise or fall in interest rates.) We continued to improve the fund's call structure by purchasing new issues with calls no shorter than 10 years. We focused on keeping the fund's existing and new assets fully invested, particularly as the yield curve continued to steepen and yields for shorter-term maturities declined. A sizable portion of new purchases was made in bonds rated in the A to BBB category for additional yield.

     We also felt strongly that the yield difference between higher- and lower-quality credits would tighten, leading lower-rated securities to outperform. This proved to be the case as the fund's best performers over the six-month period were, indeed, those rated A and lower. New names added to the fund include Dormitory Authority of the State of New York, Lenox Hill Hospital, Albany Parking Authority, and New York Counties Tobacco Settlement Trust.


OUTLOOK

     New York State ended fiscal year 2001 with a small surplus and an adequate general fund balance. The question moving forward is how severely the recent tragedy might affect economic growth and the state's finances. A specific concern is how the slowdown will affect the financial services sector. The state's budget process for the upcoming fiscal year has been quite challenging. At this writing, the state legislature passed a bare-bones budget in an ongoing political battle with the governor. From a bondholder's point of view, the governor's fiscal hard line for a conservative budget preserves the state's creditworthiness. New York City faces the same difficulties as budget surpluses are forecast to decline. The tragic terrorist attacks on Manhattan's World Trade Center only pose additional budgetary pressure.

     Moving forward, the bond market and municipal bonds in general should fare well.

     Moving forward, the bond market and municipal bonds in general should fare well. With U.S. and global economic growth slowing even more than expected as a result of the recent tragedy, the Fed is likely to maintain its easy monetary stance. Considering the impressive returns of the past year and the historically low level of interest rates, we will most likely maintain at least a neutral duration over the near term in our effort to provide attractive, tax-exempt returns for our shareholders.

     Respectfully submitted,


     Joseph K. Lynagh
     Chairman of the Investment Advisory Committee
     New York Tax-Free Money Fund


     Konstantine B. Mallas
     Chairman of the Investment Advisory Committee
     New York Tax-Free Bond Fund

     September 16, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     New York Money Fund
     ---------------------------------------------------------------------------
                                                                       New York
                                                    Lipper             Tax-Free
                                                   Average           Money Fund

     8/91                                            10000                10000
     8/92                                            10301                10291
     8/93                                            10500                10491
     8/94                                            10703                10697
     8/95                                            11037                11034
     8/96                                            11368                11366
     8/97                                            11708                11711
     8/98                                            12057                12067
     8/99                                            12363                12383
     8/00                                            12757                12786
     8/01                                            13124                13171


     New York Tax-Free Bond Fund
     ---------------------------------------------------------------------------
                                       Lehma         Lipper
                                       Broth       New York            New York
                                       Munic      Municipal            Tax Free
                                       Bond           Debtx           Bond Fund

     8/91                            10000            10000               10000
     8/92                            11116            11205               11251
     8/93                            12473            12623               12748
     8/94                            12490            12438               12676
     8/95                            13598            13247               13650
     8/96                            14310            13859               14403
     8/97                            15633            15124               15695
     8/98                            16985            16421               17155
     8/99                            17070            16168               16878
     8/00                            18226            17057               17984
     8/01                            20084            18832               19917


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 8/31/01        1 Year      3 Years      5 Years      10 Years
     ---------------------------------------------------------------------------
     New York Tax-Free Money       3.01%       2.96%        2.99%         2.79%

     New York Tax-Free Bond        10.75        5.10         6.70          7.13


     Investment return represents past performance and will vary. Shares of fund may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Returns do not reflect taxes that shareholders may pay on fund distributions or the redemption of fund shares. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited



Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/01    2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning of
period         $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment
activities

Net investment
  income (loss)   0.013*     0.034*     0.028*     0.028*     0.031*     0.029*

Distributions

Net investment
  income         (0.013)    (0.034)    (0.028)    (0.028)    (0.031)    (0.029)

NET ASSET VALUE

End of
period         $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000


Ratios/Supplemental Data

Total
return (diamond    1.33%*     3.44%*     2.79%*     2.81%*     3.11%*     2.91%*

Ratio of total
expenses

to average
net assets         0.55%*!    0.55%*     0.55%*     0.55%*     0.55%*     0.55%*

Ratio of net
investment
income (loss)
to average
net assets         2.60%*!    3.39%*     2.76%*     2.77%*     3.07%*     2.86%*

Net assets,
end of period
(in thousands)   $116,152   $115,274   $114,524   $106,119   $ 95,333   $ 82,729


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.

        ! Annualized The accompanying notes are an integral part of these financial statements.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/01    2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning
of period      $  10.96   $  10.20   $  11.23   $  11.26   $  10.80   $  10.85

Investment activities

  Net investment
  income (loss)    0.27       0.53       0.52       0.53       0.57       0.57*

  Net realized and
  unrealized
  gain (loss)      0.28       0.76      (1.02)      0.13       0.46      (0.05)

  Total from
  investment
  activities       0.55       1.29      (0.50)      0.66       1.03       0.52

Distributions

  Net investment
  income          (0.26)     (0.53)     (0.52)     (0.53)     (0.57)     (0.57)

  Net realized
  gain             --         --        (0.01)     (0.16)      --         --

  Total
  distributions   (0.26)     (0.53)     (0.53)     (0.69)     (0.57)     (0.57)


NET ASSET VALUE
End of period  $  11.25   $  10.96   $  10.20   $  11.23   $1 1.26    $  10.80


Ratios/Supplemental
 Data

Total
return(diamond)    5.11%     12.98%     (4.47)%     6.08%      9.75%      5.02%*

Ratio of total
expenses to
average
net assets         0.57%!     0.56%      0.58%      0.59%      0.61%      0.65%*

Ratio of net
investment
income (loss)
to average
net assets         4.70%!     5.03%      4.94%      4.77%      5.16%      5.35%*

Portfolio
turnover rate      35.1%!     36.1%      77.5%      55.4%      55.0       96.9%

Net assets,
end of period
(in thousands)  $218,572   $205,462   $180,243   $216,010   $177,393   $144,532


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
        ! Annualized. The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2001

Statement of Net Assets                                        Par      Value
--------------------------------------------------------------------------------
                                                                In thousands


NEW YORK  99.5%

Dormitory Auth. of the State of New York
  Cornell Univ.
     VRDN (Currently 1.80%)                $         2,810      $         2,810

  Memorial Sloan Kettering Cancer Center
     VRDN (Currently 2.50%)                          1,800                1,800

  Metropolitan Museum of Art
     VRDN (Currently 1.90%)                          4,203                4,203

  Oxford Univ. Press
     VRDN (Currently 1.85%)                            400                  400
     VRDN (Currently 2.45%)                          2,195                2,195

  Univ. Ed. Fac., 5.10%, 5/15/02 (FGIC Insu            200                  203

Erie County Water Auth.
     VRDN (Currently 1.75%)
     (AMBAC Insured)                                 3,650                3,650

Great Neck Water Auth.
     VRDN (Currently 1.70%) (FGIC Insured)           1,285                1,285

Jay Street Dev. Corp., VRDN (Currently 1.80          3,500                3,500

Long Island Power Auth.
     VRDN (Currently 1.75%)                          3,200                3,200
     VRDN (Currently 1.91%)
     (AMBAC Insured)                                 2,495                2,495
     4.00%, 4/1/02 (MBIA Insured)                      200                  202

Metropolitan Transportation Auth.,
  TECP, 2.625%, 9/14/01                              5,000               5 ,000

Municipal Assistance Corp.
 of New York City
     VRDN (Currently 1.78%)                          2,300                2,300
     4.375%, 7/1/02                                    100                  101
     5.25%, 7/1/02                                     100                  102
     5.50%, 7/1/02                                     200                  205

Nassau County IDA, Cold Spring Harbor
     VRDN (Currently 2.45%)                          1,900                1,900

New York City
     6.10%, 2/15/02 (Escrowed to Maturity)             100                  101
     7.00%, 2/1/06 (Prerefunded 2/1/02!)               200                  206
     7.50%, 2/1/18 (Prerefunded 2/1/02!)               150                  155
     8.00%, 11/1/01 (AMBAC Insured)
     (Escrowed to Maturity)                            500                  504
     8.25%, 11/15/20 (Prerefunded 11/15/01!            195                  200

New York City, GO
     7.00%, 2/1/20 (Prerefunded 2/1/02!)   $           295      $           304
     7.00%, 2/1/22 (Prerefunded 2/1/02!)               190                  196
     7.10%, 2/1/11 (Prerefunded 2/1/02!)             1,645                1,699

New York City Housing Dev.
  Carnegie Park,
     VRDN (Currently 1.80%)                          1,000                1,000
     Queenswood Apartments,
     VRDN (Currently 1.80%)                          1,500                1,500

New York City IDA,
  American Civil Liberties Fac.
     VRDN (Currently 1.85%)                            852                  852

New York City Municipal Water
  Fin. Auth., Water & Sewer
     VRDN (Currently 1.91%) (FGIC Insured)           7,000                7,000

New York City Transitional Fin. Auth.
     VRDN (Currently 1.80%)                          4,000                4,000
     4.00%, 11/15/01                                    25                   25
     4.25%, 2/15/02                                    350                  352

  Future Tax, 4.20%, 11/1/01                           515                  516

New York City Trust for Cultural Resources
  American Museum of National History
     VRDN (Currently 1.75%) (MBIA Insured)             990                  990
     2.60%, 7/1/02 (AMBAC Insured)                   5,000                5,000

New York State, GO
     4.30%, 10/4/01                                  1,300                1,300
     4.35%, 8/7/02                                   1,500                1,500

New York State Energy Research & Dev. Auth.
     VRDN (Currently 1.80%) *                        2,000                2,000

New York State Environmental Fac. PCR
     Water Revolving Fund, 4.90%, 11/15/01             400                  401

New York State Housing Fin. Agency
     7.30%, 3/15/21 (Prerefunded 9/15/01!)           2,000                2,043

  State Univ. Construction
     7.80%, 11/1/01 (Escrowed to Maturity)             100                  101

  West End Avenue Housing
     VRDN (Currently 1.90%) *                        1,200                1,200


New York State Local Gov't. Assistance
     6.00%, 4/1/12 (Prerefunded 4/1/02!)   $           300      $           311
     6.00%, 4/1/18 (Prerefunded 4/1/02!)               100                  104
     6.25%, 4/1/18 (Prerefunded 4/1/02!)               430                  448
     6.25%, 4/1/21 (Prerefunded 4/1/02!)               100                  104
     6.75%, 4/1/21 (Prerefunded 4/1/02!)               280                  292
     6.875%, 4/1/19 (Prerefunded 4/1/02!)            1,675                1,749
     7.00%, 4/1/11 (Prerefunded 4/1/02!)               160                  167
     7.00%, 4/1/18 (Prerefunded 4/1/02!)               130                  135

New York State Mortgage Agency
  Homeowner Mortgage
     VRDN (Currently 1.96%)                          2,000                2,000
     2.50%, 4/1/02                                   1,040                1,039
     4.15%, 10/1/01 *                                1,440                1,441
     5.20%, 4/1/02 *                                   550                  557

New York State Power Auth.
     4.30%, 9/4/01                                   1,395                1,393
     4.45%, 1/1/02 (Escrowed to Maturity)            5,250                5,273
     6.00%, 1/1/03 (Prerefunded 1/1/02!)                50                   52
     6.25%, 1/1/04 (Prerefunded 1/1/02!)               250                  258
     6.25%, 1/1/06 (Prerefunded 1/1/02!)               350                  361
     6.25%, 1/1/23 (Prerefunded 1/1/02!)             3,000                3,090
     6.375%, 1/1/12 (Prerefunded 1/1/02!)              200                  206
     6.50%, 1/1/07 (Prerefunded 1/1/02!)               100                  102
     6.50%, 1/1/19 (Prerefunded 1/1/02!)             1,050                1,084
     6.60%, 1/1/02 (Escrowed to Maturity)              200                  202

  TECP, 2.50%, 9/7/01                                2,000                2,000

New York State Thruway Auth.
     4.60%, 4/1/02 (FSA Insured)                       700                  708
     4.80%, 4/1/02 (AMBAC Insured)                     350                  353
     5.80%, 1/1/06 (Prerefunded 1/1/02!)             1,500                1,543
     5.875%, 1/1/07 (Prerefunded 1/1/02!)              500                  515

  TECP, 2.30%, 1/11/02                               3,000                3,000

  Local Highway and Bridge
     6.25%, 4/1/04 (Prerefunded 4/1/02!)               250                  258

New York State Urban Dev. Corp.,
  Correctional Fac.
     7.375%, 1/1/18 (Prerefunded 1/1/02!)  $           300      $           310

Port Auth. of New York and New Jersey
     4.00%, 11/15/01 *                               3,225                3,229
     4.00%, 12/1/01                                    100                  100

St. Lawrence County IDA
  ALCOA, VRDN (Currently 2.20%) *                    1,700                1,700
  Reynolds Metals
     VRDN (Currently 1.75%) *                        2,000                2,000
     VRDN (Currently 2.40%)                          1,000                1,000

Suffolk County Water Auth., BAN
     VRDN (Currently 1.85%)                          4,000                4,000

Triborough Bridge & Tunnel Auth.
     VRDN (Currently 1.75%) (FSA Insured)            3,000                3,000
     VRDN (Currently 1.78%)                            545                  545
     4.375%, 1/1/02                                     25                   25
     5.00%, 1/1/02                                     100                  101

Westchester County, GO,
4.00%, 11/15/01                                        100                  100

Westchester County IDA,
     VRDN (Currently 2.05%) *                        2,000                2,000

Total New York
(Cost  $115,551)                                                        115,551


Total Investments in Securities
99.5% of Net Assets (Cost  $115,551)                             $      115,551

Other Assets Less Liabilities                                               601

NET ASSETS                                                       $      116,152
                                                                 --------------

Net Assets Consist of:

Accumulated net investment income - net of distributions         $            3

Accumulated net realized gain/loss - net of distributions                    (3)

Paid-in-capital applicable to 116,155,315 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized                                             116,152

NET ASSETS                                                     $        116,152
                                                               ----------------

NET ASSET VALUE PER SHARE                                      $           1.00
                                                               ----------------


        *  Interest subject to alternative minimum tax
        !  Used in determining
           portfolio maturity AMBAC AMBAC Indemnity Corp.
      BAN  Bond Anticipation Note
     FGIC  Financial Guaranty Insurance Company
      FSA  Financial Security Assurance Corp.
       GO  General Obligation
      IDA  Industrial Development Authority
     MBIA  Municipal Bond Investors Assurance Corp.
      PCR  Pollution Control Revenue
     TECP  Tax-Exempt Commercial Paper
     VRDN  Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                     August 31, 2001


Statement of Net Assets                                        Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

NEW YORK  95.8%

Albany Parking Auth.
     5.125%, 7/15/11                       $           430      $           449
     5.25%, 10/15/12                                   745                  784
     5.625%, 7/15/25                                   750                  779

Dormitory Auth. of the State of New York
  Augustana Luthern Home
     5.50%, 8/1/20 (MBIA Insured)                      980                1,041

  City Univ., 5.75%, 7/1/11 (AMBAC Insured)          2,000                2,298

  Columbia Univ.
     5.00%, 7/1/18                                   1,000                1,029
     5.00%, 7/1/22                                   2,500                2,536

  Cornell Univ., VRDN (Currently 2.45%)                600                  600

  Court Fac. Westchester County, 5.25%,              2,000                2,124

  Lenox Hill Hospital, 5.50%, 7/1/30                 1,500                1,551

  Maimonides Medical Center
     5.75%, 8/1/35 (MBIA Insured)                    1,500                1,580

  Mount Sinai Health
     6.00%, 7/1/13                                   2,000                2,183
     6.50%, 7/1/25                                   1,000                1,101

  New York Medical College
     5.25%, 7/1/12 (MBIA Insured)                    2,110                2,284

  Nyack Hosp., 6.00%, 7/1/06                         2,000                1,928

  St. Johns Univ.
     4.75%, 7/1/28 (MBIA Insured)                    1,500                1,444
     5.25%, 7/1/25 (MBIA Insured)                    2,500                2,579

  State Univ.
     7.50%, 5/15/11                                  1,555                1,873
     7.50%, 5/15/11 (Prerefunded 5/15/05!)             745                  947

  Univ. Ed. Fac., 5.25%, 5/15/15 (AMBAC Ins          2,000                2,195

  Univ. of Rochester
     Zero Coupon, 7/1/15 (MBIA Insured)              1,970                1,339

  Upstate Community College
     5.00%, 7/1/28 (MBIA Insured)                    2,000                2,001
     5.125%, 7/1/25 (FGIC Insured)                   1,500                1,519


  Westchester County Court Fac.,
     5.25%, 8/1/14                         $         2,500      $         2,674
     5.25%, 8/1/16                                   4,250                4,480

  Yeshiva Univ.
     5.00%, 7/1/26 (AMBAC Insured)                   2,500                2,509
     5.375%, 7/1/17 (AMBAC Insured)                    900                  966

Dutchess County IDA
  Bard College Civic Fac., 5.75%, 8/1/30             1,750                1,857
  Vassar College, 5.35%, 9/1/40                      3,000                3,085

Essex County IDA, PCR, 5.70%, 7/1/16 *               1,850                2,014

Huntington Housing Auth., Gurwin
  Jewish Senior Residences
     6.00%, 5/1/39                                     750                  654

Long Island Power Auth.
  New York Electric Systems
     Zero Coupon, 6/1/17 (FSA Insured)               2,000                  953
     5.50%, 12/1/06 (AMBAC Insured)                  3,525                3,916
     5.50%, 12/1/29 (MBIA Insured)                   2,000                2,041

Metropolitan Transportation Auth.
     5.25%, 4/1/14 (FGIC Insured)                    4,540                4,862

  Commuter Fac., 5.00%, 7/1/11
     (AMBAC Insured)                                 2,000                2,134

  Transit Fac., 4.75%, 7/1/16
     (FSA Insured)                                   1,750                1,783

  Transportation Fac., 5.875%, 7/1/27
     (MBIA Insured)                                  2,300                2,490

Mount Sinai Union Free School Dist., GO
     6.20%, 2/15/17 (AMBAC Insured)                  1,025                1,223
     6.20%, 2/15/18 (AMBAC Insured)                    515                  614

Nassau County
     6.50%, 11/1/13
     (FGIC Insured) (Prerefunded 11/1/04!)           1,500                1,716

Nassau County, GO
     7.00%, 3/1/04                                   1,500                1,628

  Sewer Dist., 6.50%, 3/1/03                           620                  651

Nassau County IDA
  Hofstra Univ.
     6.90%, 1/1/14 (Prerefunded 1/1/05!)               350                  400
     6.90%, 1/1/15 (Prerefunded 1/1/05!)               375                  429

New Rochelle, GO
     6.25%, 3/15/17 (MBIA Insured)                     375                  408
     6.25%, 3/15/18 (MBIA Insured)                     400                  435
     6.25%, 3/15/19 (MBIA Insured)                     425                  462

New York City, GO
     5.00%, 8/1/06                         $         2,000      $         2,153
     5.375%, 3/15/17                                 2,500                2,652
     5.75%, 10/15/13                                 1,105                1,206
     5.875%, 3/15/12                                 2,345                2,547
     6.00%, 8/1/12                                   1,000                1,098
     6.25%, 8/1/09                                   1,250                1,415
     6.75%, 8/1/04                                   2,600                2,873
     7.625%, 2/1/14
       (Prerefunded 2/1/02!)                           500                  518
     7.75%, 8/15/15                                     35                   36

New York City Health & Hosp.,
  Health Systems Bonds
     5.25%, 2/15/17                                    360                  368

New York City IDA
  JFK, 5.50%, 7/1/28 *                               2,500                2,493
  American Airlines, 5.40%, 7/1/20 *                 1,500                1,459
  Horace Mann School, 4.90%, 7/1/13
  (MBIA Insured)                                     1,320                1,376
  Terminal One Group
  Assoc., 6.00%, 1/1/19*                             2,500                2,615
  USTA National Tennis Center

     6.375%, 11/15/14 (FSA Insured)                  1,000                1,118

New York City Municipal Water Fin. Auth.
     Zero Coupon, 6/15/20                            5,000                1,962
     5.00%, 6/15/32                                  3,100                3,057
     5.875%, 6/15/26                                 3,405                3,837
     5.875%, 6/15/26 (Prerefunded 6/15/06!)            595                  673
     6.00%, 6/15/33                                    680                  790
     6.00%, 6/15/33 (Prerefunded 6/15/10!)           1,120                1,322

New York City Transitional Fin. Auth.
  Future Tax
     5.75%, 8/15/19                                  5,000                5,461
     6.00%, 8/15/15 (FGIC Insured)                   1,000                1,134

New York Counties Tobacco
  Trust II, 5.625%, 6/1/35                           1,750                1,803

New York State Environmental Fac., PCR
  New York City Municipal Water,
     7.50%, 6/15/12                                    500                  517
  State Water Revolving Fund,
     5.75%, 6/15/12                                  1,000                1,150

New York State Housing Fin. Agency
  Service Contract Obligations
     7.375%, 9/15/21 (Prerefunded 3/15/02!)            150                  157

State Univ. Construction
     8.00%, 5/1/11 (Escrowed to Maturity)  $         1,000      $         1,280

New York State Local Gov't. Assistance
     5.375%, 4/1/16                                  5,000                5,278
     6.00%, 4/1/14                                   2,100                2,460

New York State Medical Care Fac. Fin. Agency
  Mental Health Services
     6.125%, 2/15/14 (Prerefunded 2/15/04!)             80                   84
     6.375%, 8/15/10 (FGIC Insured)                      5                    5
     6.375%, 8/15/10
     (FGIC Insured) (Prerefunded 2/15/02!)             445                  462

  New York Hosp.
     6.50%, 8/15/29
     (AMBAC Insured) (Prerefunded 2/15/05!)          2,000                2,273

New York State Mortgage Agency
  Homeowner Mortgage
     VRDN (Currently 2.05%) *                        2,000                2,000
     5.70%, 10/1/17 *                                2,120                2,222
     5.80%, 10/1/20 *                                1,000                1,044
     5.85%, 10/1/18 *                                1,185                1,254
     5.95%, 4/1/30 *                                 1,475                1,539
     6.35%, 10/1/30 *                                2,500                2,722
     6.40%, 4/1/27 *                                   935                  997

New York State Thruway Auth.
  Highway & Bridge
     5.00%, 4/1/17 (FGIC Insured)                    5,000                5,161
     5.50%, 4/1/17 (FGIC Insured)                    2,495                2,716
     5.50%, 4/1/18 (FGIC Insured)                    1,000                1,075

  Local Highway & Building
     5.375%, 4/1/14 (MBIA Insured)                   1,825                1,962

New York State Urban Dev.
  Correctional Capital Fac.
     6.00%, 1/1/15 (AMBAC Insured)                   4,000                4,504
     7.00%, 1/1/21 (Prerefunded 1/1/02!)               500                  517

Niagara County, GO
  Environmental Infrastructure
     5.25%, 8/15/14 (MBIA Insured)                     435                  479
     5.25%, 8/15/15 (MBIA Insured)                     335                  368

Niagara County IDA, 5.55%, 11/15/13 *      $         1,500      $         1,569

Niagara Frontier Transportation Airport Auth.
  Greater Buffalo Int'l. Airport
     6.125%, 4/1/14 (AMBAC Insured) *                1,385                1,509

Nyack Union Free School Dist., GO
     5.25%, 12/15/13 (FGIC Insured)                  1,290                1,426
     5.25%, 12/15/15 (FGIC Insured)                    550                  605

Oneida County IDA
  St. Elizabeth Medical Center
     5.50%, 12/1/10                                    500                  477
     5.625%, 12/1/09                                 1,000                  966
     5.75%, 12/1/19                                  1,600                1,371

Port Auth. of New York & New Jersey
     5.50%, 9/1/12 (MBIA Insured) *                    900                  952
     5.875%, 7/1/11 *                                1,000                1,081
     5.875%, 9/15/15 (FGIC Insured) *                2,000                2,142
     6.125%, 6/1/94                                  1,000                1,165
     6.50%, 10/1/01 *                                  400                  401
     6.50%, 7/15/19 (FGIC Insured) *                 2,000                2,195
     6.50%, 11/1/26 *                                1,500                1,524
     6.75%, 10/1/11 *                                2,000                2,165

Rochester, GO
     5.00%, 2/15/19 (MBIA Insured)                     110                  115
     5.00%, 2/15/20 (MBIA Insured)                     110                  114
     5.00%, 2/15/21 (MBIA Insured)                     110                  113

Suffolk County IDA
  Cold Spring Harbor Laboratory
     VRDN (Currently 2.55%)                          1,000                1,000
  Jeffersons Ferry, 7.20%, 11/1/19                   2,000                2,097

Suffolk County Judicial Fac.,
  John P. Cohalan Complex
     5.75%, 4/15/14 (AMBAC Insured)                  4,510                5,042

Suffolk County Water Auth., Waterworks Revenue
     5.125%, 6/1/26 (FGIC Insured)                   1,350                1,369

Tompkins County IDA, Cornell Univ., 5.75%,           2,000                2,178

Triborough Bridge & Tunnel Auth.
     VRDN (Currently 1.75%) (FSA Insured)            1,000                1,000
     5.00%, 1/1/20                                   2,060                2,140

United Nations Dev.
     5.30%, 7/1/11                         $           910      $           911
     5.40%, 7/1/14                                     865                  865

Westchester County Health Care,
  GO, 5.375%, 11/1/30                                4,000                4,166

Westchester County IDA
  Hebrew Hospital, 7.375%, 7/1/30                    1,250                1,280
  Wheelabrator, 6.00%, 7/1/08
     (AMBAC Insured) *                                 730                  823

Total New York (Cost  $194,159)                                         209,501


PUERTO RICO  3.0%

Puerto Rico Commonwealth, GO
     5.125%, 7/1/30 (FSA Insured)                    4,000                4,092

Puerto Rico Commonwealth
  Highway & Transportation Auth.
     5.00%, 7/1/36                                   1,000                1,003
     6.375%, 7/1/08 (FSA Insured)                    1,000                1,047

  Infrastructure Fin. Auth., Special Tax
     7.75%, 7/1/08                                     340                  345

Total Puerto Rico (Cost  $6,161)                                          6,487


Total Investments in Securities

98.8% of Net Assets (Cost  $200,320)                           $        215,988

Futures Contracts

                           Contract                    Unrealized
                         Expiration      Value         Gain (Loss)
                         -----------     ------------  -----------
                                              In thousands
Short, 5 December
Municipal Bond Index
Futures $25,000 par
of 6.50% Nassau County
bonds pledged as
initial margin             12/01           $    (534)    $       (2)

Net payments (receipts)
of variation
margin to date                                                    3

Variation margin
receivable (payable)
on open futures contracts                                                     1

Other Assets Less
Liabilities                                                               2,583

NET ASSETS                                                     $        218,572
                                                               ----------------

Net Assets Consist of:

Accumulated net investment
 income - net of distributions                                 $            238

Accumulated net realized
gain/loss - net of distributions                                        (4,516)

Net unrealized gain (loss)                                              15,666

Paid-in-capital applicable to
19,426,930 no par value shares
of beneficial interest outstanding;
unlimited number of shares  authorized                                 207,184

NET ASSETS                                                     $       218,572
                                                               ---------------

NET ASSET VALUE PER SHARE                                      $         11.25


         *   Interest subject to alternative minimum tax
         !   Used in determining portfolio maturity
     AMBAC   AMBAC Indemnity Corp.
      FGIC   Financial Guaranty Insurance Company
       FSA   Financial Security Assurance Corp.
        GO   General Obligation
       IDA   Industrial Development Authority
      MBIA   Municipal Bond Investors Assurance Corp.
       PCR   Pollution Control Revenue
      VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                Money Fund            Bond Fund
                                                  6 Months             6 Months
                                                     Ended                Ended
                                                   8/31/01              8/31/01

  Investment Income (Loss)
  Interest income                          $         1,860      $         5,547

  Expenses
     Investment management                             215                  442
     Custody and accounting                             45                   55
     Shareholder servicing                              38                   75
     Legal and audit                                     7                    7
     Trustees                                            5                    5
     Prospectus and shareholder reports                  4                    7
     Registration                                        3                    3
     Miscellaneous                                       8                    2
     Total expenses                                    325                  596
     Expenses paid indirectly                           (2)                --
     Net expenses                                      323                  596

  Net investment income (loss)                       1,537                4,951

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
     Securities                                          1                1,094
     Futures                                             -                  (28)
     Net realized gain (loss)                            1                1,066

  Change in net unrealized gain or loss
     Securities                                         -                 4,510
     Futures                                            -                    19
     Change in net unrealized gain or loss              -                 4,529

  Net realized and
  unrealized gain (loss)                                 1                5,595

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                   $         1,538      $        10,546



The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                    Money Fund                       Bond Fund
                      6 Months            Year        6 Months            Year
                         Ended           Ended           Ended           Ended
                       8/31/01         2/28/01         8/31/01         2/28/01

  Increase
  (Decrease
  in Net Assets
  Operations

     Net investment
     income (loss)      $ 1,537         $ 3,884         $ 4,951        $ 9,607

     Net realized
     gain (loss)             1              (2)          1,066             788

     Change in net
     unrealized
     gain or loss         --              --             4,529          12,903

     Increase (decrease)
     in net assets
     from operati        1,538           3,882          10,546          23,298

  Distributions tx shareholders

     Net investme       (1,537)         (3,884)         (4,896)         (9,607)

  Capital share txansactions *

     Shares sold        37,609          90,057          23,681          38,158

     Distributions
     reinvested          1,495           3,741           3,770          7 ,332

     Shares redee      (38,227)        (93,046)        (19,991)        (33,962)

     Increase (decrease)
     in net assets from
     capital share
     transactions          877             752           7,460          11,528

  Net Assets

  Increase (decrease)
  during period            878             750          13,110          25,219
  Beginning of
  peiod                115,274         114,524         205,462         180,243

  End of period       $116,152        $115,274        $218,572        $205,462
                      --------        --------        --------        --------

*Share information

  Shares sold           37,609          90,057           2,156           3,585

  Distributions
  reinvested             1,495           3,741                          342692

  Shares redeemed      (38,227)        (93,046)         (1,821)         (3,197)

  Increase (decrease)
  in shares outst          877             752             677           1,080


The accompanying notes are an integral part of these financial statements.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on August 28, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York city income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal, New York state, and New York city income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade New York municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the Bond Fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the Bond Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Bond Fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $142,000. For the six months ended August 31, 2001, the effect of the change for the Bond Fund was to increase net investment income by $55,000 ($0.003 per share), decrease net realized gain/loss on securities by $22,000 ($0.001 per share), and decrease net unrealized gain/loss on securities by $33,000 ($0.002 per share). This change had no effect on the funds' net assets or total return.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the six months ended August 31, 2001, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $43,581,000 and $35,312,000, respectively, for the six months ended August 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the Money Fund had $2,000 of capital loss carryforwards, all of which expires in 2005. As of February 28, 2001, the Bond Fund had $5,533,000 of capital loss carryforwards, $3,767,000 of which expires in 2008, and $1,766,000 in 2009. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2001, the cost of investments for the Money Fund for federal income tax purposes was substantially the same as for financial reporting and totaled $115,551,000. At August 31, 2001, the cost of investments for the Bond Fund for federal income tax purposes was $200,145,000. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $15,843,000 at period end, of which $16,198,000 related to appreciated investments and $355,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $38,000 and $77,000 were payable at August 31, 2001 by the Money Fund and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $32,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 2001. At August 31, 2001, unaccrued fees in the amount of $130,000 remain subject to reimbursement by the Money Fund through February 28, 2003, and $32,000 through February 28, 2005.

     In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $64,000 and $95,000, respectively, for the six months ended August 31, 2001, of which $13,000 and $18,000, respectively, were payable at period-end.


T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.       C04-051  8/31/01